Exhibit 10.4

Appendix F

THE SECURITIES REFERRED TO HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT OR THE LAWS OF ANY OTHER STATE AND ARE BEING SOLD PURSUANT TO EXEMPTIONS FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAWS. SECURITIES ACQUIRED BY THE HOLDER MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT AND SUCH STATE LAWS AS MAY BE APPLICABLE, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

EQUITY AGREEMENT

THIS EQUITY AGREEMENT is made and entered into effective as of the 6th day of October, 2015 (the "**Effective Date**"), by and between Hesperos, Inc., a corporation, organized under the laws of Delaware, and authorized to conduct business in Florida as a foreign corporation, and having an office and place of business at 3259 Progress Drive, Orlando, Florida 32826 (the "**Company**") and the University of Central Florida Research Foundation, Inc., a Florida not-for-profit corporation with a principal address at 12201 Research Parkway, Suite 501, Orlando, Florida, 32826 ("**UCFRF**").

BACKGROUND

The Company desires to license certain technology from UCFRF and UCFRF has agreed, subject to the terms of a License Agreement between UCFRF and the Company dated as of October 6, 2015 (the "**License Agreement**"), to license such technology to the Company in consideration of certain royalty and other payments as set forth in the License Agreement and, in addition thereto, shares of the Company's Capital Stock on the terms set forth herein and in the License Agreement.

Pursuant to the provisions of the License Agreement, the execution and delivery of this Agreement is a condition precedent to the execution and delivery of the License Agreement.

AGREEMENT

NOW, THEREFORE, intending to be legally bound, and in consideration of the mutual promises, covenants, and agreements contained herein and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, UCFRF and the Company hereby agree as follows:

1. **Definitions**. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in this Section 1.

(a) **"Capital Stock"** shall mean, individually, the Common Stock or Preferred Stock, and, collectively, the Common Stock and the Preferred Stock.

(b) **"Common Stock"** shall mean shares of the Company's common stock, par value $[**0.0001**] per share.

(c) **"Closing"** means the consummation of the purchase and sale transaction described herein which shall occur concurrently with the execution and delivery of this Agreement as set forth in Section 2(b).

(d) **"Eligible Financing"** means the first capital raising transaction occurring after the Effective Date in which the Company issues Capital Stock, or any securities of the Company convertible into, or exchangeable or exercisable for such Capital Stock, or warrants, options, or other rights to acquire such Capital Stock to a single or group of investors that results in aggregate gross proceeds raised by the Company equal to or exceeding $[2] million (inclusive of all amounts raised in such transaction including debt obligations that convert into Capital Stock).

(e) **"Fully Diluted Capital"** means, at a specified time, the sum of, without double counting (i) the total number of shares of Common Stock outstanding at such time, (ii) the total number of shares of Common Stock issuable, directly or indirectly, upon the conversion, exercise or exchange of all securities or rights, including options and warrants, outstanding at such time and regardless of whether then exercisable or convertible and (iii) the total number of shares of Capital Stock reserved for issuance pursuant to all Company equity incentive plans.

(f) "IPO" means the Company's or its successor's first firm commitment, underwritten public offering of its Common Stock under the Securities Act of 1933, as amended (the "Securities Act").

(g) "New Securities" means shares of new securities of the Company constituting, or units of any new securities of the Company including, shares of Capital Stock or any warrants, options or rights to purchase shares of Capital Stock or any securities convertible into or exchangeable for shares of Capital Stock (or any warrants, options or rights with respect to such convertible or exchangeable securities), excluding any securities (i) issued or issuable by reason of a dividend, stock split, split-up or other distribution on outstanding shares of Capital Stock, (ii) issued in a public offering, (iii) issued to employees or other service providers pursuant to an equity incentive plan approved by the Company's Board of Directors or (iv) issued in connection with an acquisition, joint venture, partnering transaction, or similar commercial arrangement, approved by the Company's Board of Directors.

(h) "Preferred Stock" shall mean shares of the Company's preferred stock, par value $[_0_] per share.

2. <u>Sale and Issuance of Shares.</u>

(a) In accordance with the terms and conditions of this Agreement, and in partial consideration for the technology license granted to the Company pursuant to the License Agreement, on the Effective Date, the Company shall issue and deliver to UCFRF, [250,000] shares of Common Stock which shall equal two and one-half percent (2.5%) of the Company's Fully Diluted Capital as of the date of this Agreement (such shares of Common Stock issued to UCFRF are referred to herein as the "Shares"). Attached hereto as **<u>Exhibit A</u>** is the Company's capitalization table (reflecting the above referenced issuance of equity to UCFRF) upon which the percent of the Company's Fully Diluted Capital issued to UCFRF hereunder is determined (the "**Capitalization Table**").

(b) The Closing shall take place on the Effective Date through the execution and delivery by the parties of counterpart facsimile or other electronic signature pages to this Agreement and the delivery by the Company to UCFRF of a stock certificate(s) representing the Shares and registered in the name of UCFRF (or as otherwise directed by UCFRF). The foregoing notwithstanding, UCFRF (or such other person or entity designated by UCFRF) shall be a shareholder of the Company and the full record and beneficial owner of the Shares whether or not such Shares are evidenced by a certificate (and regardless of whether a certificate representing such Shares is issued to UCFRF (or its designee), or not), and the books and records of the Company shall reflect that UCFRF (or such other person or entity designated by UCFRF) is a shareholder of the Company and the full record and beneficial owner of the Shares.

(c) The obligations of the Company hereunder are subject to the execution and delivery to the Company by UCFRF of the License Agreement.

(d) Execution of this Agreement by the Company and delivery by the Company to UCFRF of this Agreement and a stock certificate(s) representing the Shares (the "**Stock Certificate**") is a condition precedent to the validity and enforceability of the license granted pursuant to the License Agreement and the Company's failure to execute and deliver this Agreement and the Stock Certificate will render the License Agreement null and void *ab initio*.

3. <u>Representations, Warranties and Agreements of UCFRF.</u>

(a) <u>Investment Representations of UCFRF</u>. UCFRF represents, warrants and acknowledges to the Company that: (i) UCFRF has had an opportunity to ask questions of and receive answers from a Company representative concerning the terms and conditions of this investment; (ii) UCFRF is acquiring the Shares for UCFRF's own account for the purpose of investment, and not with a view to any resale or other distribution thereof in violation of the Securities Act; (iii) UCFRF is a sophisticated investor with such knowledge and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the Shares; (iv) UCFRF is able to and must bear the economic risk of the investment in the Shares for an indefinite period of time because the Shares have not been registered under the Securities Act, and therefore, cannot be offered or sold unless the Shares are subsequently registered under the Securities Act or an exemption from such registration is available; and (v) that UCFRF is an "accredited investor" as that term is defined in Regulation D under the Securities Act.

(b) <u>Other Agreements of UCFRF.</u>

(i) UCFRF acknowledges and understands that the Shares have not been registered under the Securities Act, nor registered pursuant to the provisions of the securities laws of any other applicable jurisdictions, in reliance on exemptions for private offerings contained in Section 4(2) of the Securities Act and in the laws of such jurisdictions. UCFRF

further understands that the Company has no intention and, unless otherwise agreed by the Company and UCFRF, is under no obligation to register the Shares under the Securities Act.

(ii) UCFRF acknowledges that all certificates evidencing the Shares shall bear a legend in substantially the following form, in addition to all other legends required by law or any other agreements to which UCFRF is a party:

"THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

4. **Representations and Warranties of the Company.** The Company represents and warrants to UCFRF that:

(a) Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to own or lease its properties and to conduct its business in the manner and in the places where such properties are owned or leased or such business is conducted by it.

(b) Capitalization.

(i) The authorized Capital Stock of the Company immediately prior to consummation of the transactions contemplated by this Agreement consists solely of [10,000,000] shares of Common Stock, of which [0] shares are issued and outstanding as of the date hereof. The Company has authorized [0] shares of Preferred Stock. [0] shares of Preferred Stock are issued and outstanding as of the date hereof]. Except as set forth on the Capitalization Table, the Company has not reserved any shares of Common Stock for any purpose and there are no outstanding options, warrants, rights or other securities (whether debt or equity) exchangeable, convertible or exercisable into Capital Stock of the Company.

(ii) The Capitalization Table sets forth a complete and accurate list, as of the date hereof, of the names of the registered owners of all of the issued and outstanding Capital Stock of the Company and identifies the Capital Stock held by each such owner.

(iii) Except as set forth on the Capitalization Table, no shares of Capital Stock or other equity securities of the Company are issued and outstanding as of the date hereof. Except as set forth on the Capitalization Table, the Company does not have any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any other character relating to the issuance of, any shares of Capital Stock or other equity securities of the Company; and the Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire, or to register under the Securities Act, any analogous foreign securities laws or otherwise any of its shares of Capital Stock or other equity securities.

(c) Authorization. All currently issued and outstanding shares of Capital Stock are duly authorized, validly issued, fully paid, non-assessable and free of all preemptive rights. The Shares, when issued to UCFRF (or its designee) under this Agreement, will be duly authorized, validly issued, fully paid, non-assessable and free of all preemptive rights.

(d) Authority. The Company has the full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action. This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

(e) Performance of Agreement. Neither the execution, delivery or performance of this Agreement nor the performance of the transactions contemplated hereby, will: (i) constitute a breach or violation of the Company's [Articles of Incorporation] or Bylaws, as amended; (ii) constitute (with or without the passage of time or the giving of notice) a breach of, or default under any material agreement, instrument or obligation to which the Company is a party or by which its assets are bound; or (iii) violate any court order, judgment, administrative order, writ, decree, stipulation, arbitration award or injunction or statute, law, ordinance, rule or regulation applicable to the Company.

5. **Anti-Dilution Protection.** The Company covenants and agrees to issue and deliver to UCFRF, for no additional fee or consideration, from time to time, such number of additional shares of Common Stock (**"Additional Shares"**) to ensure that

the number of Shares issued to UCFRF pursuant to Section 2(a) and this Section 5 does not represent less than two and a half percent (2.5%) of the Fully Diluted Capital of the Company at any time and at all times through the completion of the issuance of all securities to be issued in connection with the Company's first Eligible Financing. In order to effect the provisions of this Section 5, within ten (10) business days after the end of each calendar quarter the Company shall deliver to UCFRF a written notice (an "Additional Shares Notice") which shall: (a) contain a description of all securities issued by the Company during the previous calendar quarter, if any; (b) be accompanied by a table evidencing the Fully Diluted Capital of the Company as of the end of such previous calendar quarter; (c) contain a calculation of the number of Additional Shares the Company is obligated to issue to UCFRF pursuant to this Section 5; and (d) be accompanied by a stock certificate evidencing the applicable number of Additional Shares. Failure by the Company to timely provide the Additional Share Notice or to issue the Additional Shares to UCFRF shall not relieve the Company of its obligations under this Section 5. The anti-dilution protection set forth in this Section 5 will expire upon the issuance of all securities to be issued in connection with such Eligible Financing, but will apply to all securities to be issued in or in connection with such Eligible Financing. UCFRF may assign its rights under this Section 5 to a designee, UCF, a subsidiary, parent, a direct support organization of UCF, and/or an affiliate (any corporation or other non-corporate entity owning directly, or indirectly controlling, at least fifty percent (50%) that is normally entitled to vote for election of directors; (2) any corporation owned or controlled by UCFRF through ownership of at least fifty percent (50%) that is entitled to elect directors; or (3) any corporate or non-corporate entity under common control with UCFRF.

6. <u>Additional Purchase Right</u>. In any private offering of the Company's equity securities for cash (or in satisfaction of debt issued for cash), UCFRF may purchase for cash up to [10%] of the securities issued in such offering. This right will expire following the first Eligible Financing by the Company, but will apply to all securities to be issued in such Eligible Financing. This right is in addition to UCFRF's rights under Sections 5 and 7 hereof. If both Sections 6 and 7 apply to an offering of securities by the Company, the provision granting UCFRF the greater purchase rights shall govern. UCFRF may assign its rights under this Section 6 to a designee, UCF, a subsidiary, parent, a direct support organization of UCF, and/or an affiliate (any corporation or other non-corporate entity owning directly, or indirectly controlling, at least fifty percent (50%) that is normally entitled to vote for election of directors; (2) any corporation owned or controlled by UCFRF through ownership of at least fifty percent (50%) that is entitled to elect directors; or (3) any corporate or non-corporate entity under common control with UCFRF.

7. <u>Pre-Emptive Rights</u>. If at any time after the issuance and delivery of the Shares to UCFRF pursuant to this Agreement, the Company shall issue or sell any New Securities of the Company, the Company shall offer to sell such New Securities to UCFRF at a purchase price equal to and on the same terms offered by the Company to other investors in such offering so that UCFRF may maintain its proportional ownership of Fully Diluted Capital calculated in accordance with this Section 7. Within thirty (30) days following the sale of New Securities by the Company, the Company shall deliver a written notice to UCFRF (the "Offer Notice") stating the price and terms of the New Securities and the opportunity for UCFRF to purchase such New Securities as set forth herein. By written notice delivered to the Company within thirty (30) days after receipt by UCFRF of the Offer Notice, UCFRF may elect to purchase, at the price and on the terms specified in the Offer Notice, such number of shares of New Securities up to the number of New Securities that UCFRF would be required to purchase in order to maintain UCFRF's ownership, after giving effect to the issuance of all New Securities (including New Securities purchased by UCFRF under this Section 7) and the issuance (if applicable) of Additional Shares pursuant to Section 5, at UCFRF's percentage of the Fully Diluted Capital immediately before giving effect to such issuance. The exercise or non-exercise by UCFRF of its rights pursuant to this Section 7 shall be without prejudice to its rights under this Section 7 with respect to any future sales of New Securities. The covenants set forth in this Section 7 shall terminate and be of no further force or effect (a) immediately before the consummation of an IPO, or (b) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Securities Exchange Act of 1934, as amended, whichever event occurs first. UCFRF may assign its rights under this Section 7.

8. <u>Additional Purchase Terms and Procedures</u>. In any offering subject to Sections 6 or 7, (a) UCFRF's purchase right shall be on the same terms as the other investors in the subject financing, except that UCFRF shall not have any board representation, (b) the Company will give UCFRF written notice of the terms of the offering no later than thirty (30) days following the sale of New Securities, including the names of the investors and the amounts to be invested by each, and UCFRF may elect to exercise its right of purchase, in whole or in part, by written notice given to the Company within thirty (30) days after receipt of the Company's notice and (c) if UCFRF elects not to purchase, or fails to give an election notice within such period, UCFRF's purchase right will not apply to the subject financing if (and only if and to the extent) it is consummated within ninety (90) days after such notice is received by UCFRF on the same or less favorable (to the investor) terms as stated in the Company's notice to UCFRF.

9. <u>Other Covenants of the Company</u>.

(a) <u>Investor Rights</u>. The Company shall grant UCFRF no less favorable registration and co-sale rights as and when the Company shall grant any such rights to third party investors before and in connection with the Company's first Eligible Financing.

(b) Books of Account. The Company will use commercially reasonable efforts to maintain true books and records of account in which full and correct entries in all material respects will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with United States generally accepted accounting principles and practices consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under United States generally accepted accounting principles consistently applied.

(c) Inspection Rights. UCFRF and its representatives, agents and counsel shall have the right to visit and inspect any of the assets and properties of the Company and any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company and any of its subsidiaries with the Company's officers directors and employees, to examine the books of account and records of the Company and any of its subsidiaries and to review any such other information as is reasonably requested all at such reasonable times and as often as may be reasonably requested, but not more than once a year.

10. Miscellaneous.

(a) Entire Agreement. This Agreement and the License Agreement (including all appendices, exhibits and schedules hereto and thereto) contain the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

(b) Binding Effect. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any person or entity other than the Company and UCFRF, or their successors or permitted assigns, any rights or remedies under or by reason of this Agreement.

(c) Notices. Any notices required or permitted to be given under this Agreement shall be in writing, and personally delivered or sent by nationally recognized overnight courier service, or by registered or certified mail, return receipt requested, postage prepaid to the last known address of the person being notified, or, in the case of the Company, to its principal office.

(d) Section and Paragraph Headings. Section and Paragraph headings throughout this Agreement are for the convenience of the parties and do not constitute a part hereof.

(e) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute one and the same agreement. The parties agree that signatures delivered via facsimile, electronic mail (including pdf) or other transmission method shall be deemed to have been duly and validly delivered, are true and valid signatures for all purposes hereunder and shall bind the parties to the same extent as that of original signatures.

(f) Construction. All words herein shall be construed in the singular or plural and in the masculine, feminine or neuter as required by the number and sex of the individuals and entities referred to.

(g) Waiver. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed by the Company and UCFRF. No failure or delay by any party in exercising any right, power or privilege hereunder will operate as a waiver thereof.

(h) Severability. If a covenant or provision provided in this Agreement is deemed to be contrary to law, that covenant or provision will be deemed separable from the remaining covenants and provisions of this Agreement, and will not affect the validity, interpretation, or effect of the other provisions of either this Agreement or any agreement executed pursuant to it or the application of that covenant or provision to other circumstances not contrary to law.

(i) Computation of Time. Whenever the last day for the exercise of any privilege or the discharge of any duty hereunder falls upon Saturday, Sunday, or any public or legal holiday, whether Florida or federal, the party having the privilege or duty will have until 5:00 p.m. Eastern Standard Time on the next succeeding regular business day to exercise the privilege or discharge the duty.

(j) Interpretation. Each of the parties hereto has been represented by its own counsel and/or has participated in the drafting of this Agreement, and any applicable rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in connection with the construction or interpretation of this Agreement. By executing this Agreement, each of the parties hereto expressly acknowledges, warrants and agrees with all other parties hereto that

(i) before executing this Agreement, said party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (ii) said party has relied solely and completely upon its own judgment in executing this Agreement; (iii) said party has had the opportunity to seek the advice of its own counsel before executing this Agreement; (iv) said party has acted voluntarily and of its own free will in executing this Agreement; (v) said party is not acting under duress, whether economic or physical, in executing this Agreement; (vi) this Agreement is the result of arm's length negotiations conducted by and among the parties; and (vii) said party acknowledges that the law firm of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC has been retained by UCFRF as legal counsel for UCFRF, that such law firm does not represent the Company or its affiliates in connection with the preparation or execution of this Agreement, and that such law firm has not given legal, investment or tax advice to the Company or its affiliates regarding this Agreement.

(k) Governing Law. This Agreement and the obligations of the parties hereunder will be interpreted, construed, and enforced in accordance with the laws of the State of Florida, and the parties hereto specifically consent to the exclusive jurisdiction and venue of the courts in Orange County, Florida.

(l) Attorneys' Fees. In the event a lawsuit is brought by either party to enforce the terms hereof, or for any dispute arising out of this transaction, the party prevailing in any such lawsuit shall be entitled to recover from the losing party its costs and expenses thereof, including its legal fees in a reasonable amount.

(m) Specific Performance. The Company's Shares are not freely purchased or sold in the open market and, therefore, the parties hereto may suffer irreparable damage should this Agreement not be specifically enforced according to its terms. Accordingly, the parties agree that a party hereto may seek specific performance of all of the terms of this Agreement.

(n) Time for Performance. Time is of the essence as to the performance of obligations under this Agreement.

(o) Survival. The representations, warranties and agreements of each party contained in this Agreement shall not be discharged or dissolved upon the closing of the transaction contemplated hereby, but shall survive such closing.

(p) Cooperation. Each party hereto agrees that after the execution of this Agreement it will from time to time, upon the request of the other party and without further consideration, execute, acknowledge and deliver in proper form any further instruments and take such other action as such party may reasonably request to carry out effectively the intent of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

UNIVERSITY OF CENTRAL FLORIDA RESEARCH FOUNDATION, INC.

Signature: ____________________

By: Dr. Thomas O'Neal

Title: Vice President

Date: ____________________

HESPEROS, INC.

Signature: [signature]

By: Michael L Shuler

Title: CEO & President

Date: 10/7/2015

Approved as to Form and Legality
[initials], 10/6/2015

(i) before executing this Agreement, said party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (ii) said party has relied solely and completely upon its own judgment in executing this Agreement; (iii) said party has had the opportunity to seek the advice of its own counsel before executing this Agreement; (iv) said party has acted voluntarily and of its own free will in executing this Agreement; (v) said party is not acting under duress, whether economic or physical, in executing this Agreement; (vi) this Agreement is the result of arm's length negotiations conducted by and among the parties; and (vii) said party acknowledges that the law firm of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC has been retained by UCFRF as legal counsel for UCFRF, that such law firm does not represent the Company or its affiliates in connection with the preparation or execution of this Agreement, and that such law firm has not given legal, investment or tax advice to the Company or its affiliates regarding this Agreement.

(k) Governing Law. This Agreement and the obligations of the parties hereunder will be interpreted, construed, and enforced in accordance with the laws of the State of Florida, and the parties hereto specifically consent to the exclusive jurisdiction and venue of the courts in Orange County, Florida.

(l) Attorneys' Fees. In the event a lawsuit is brought by either party to enforce the terms hereof, or for any dispute arising out of this transaction, the party prevailing in any such lawsuit shall be entitled to recover from the losing party its costs and expenses thereof, including its legal fees in a reasonable amount.

(m) Specific Performance. The Company's Shares are not freely purchased or sold in the open market and, therefore, the parties hereto may suffer irreparable damage should this Agreement not be specifically enforced according to its terms. Accordingly, the parties agree that a party hereto may seek specific performance of all of the terms of this Agreement.

(n) Time for Performance. Time is of the essence as to the performance of obligations under this Agreement.

(o) Survival. The representations, warranties and agreements of each party contained in this Agreement shall not be discharged or dissolved upon the closing of the transaction contemplated hereby, but shall survive such closing.

(p) Cooperation. Each party hereto agrees that after the execution of this Agreement it will from time to time, upon the request of the other party and without further consideration, execute, acknowledge and deliver in proper form any further instruments and take such other action as such party may reasonably request to carry out effectively the intent of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

UNIVERSITY OF CENTRAL FLORIDA RESEARCH FOUNDATION, INC.		HESPEROS, INC.	
Signature:	[signature]	Signature:	
By:	Dr. Thomas O'Neal	By:	
Title:	Vice President	Title:	
Date:	10/08/2015	Date:	

Approved as to Form and Legality
[signature] 10/6/2015

Reviewed by OTT: [signature] 10/7/15

Exhibit A
Hesperos, Inc. Capitalization Table AFTER UCFRF – FULLY DILUTED

NAME OF COMPANY: HESPEROS, INC. **DATE:**______________________

	# of Shares Authorized	# of Shares		Percent (%)
Common Stock ($_____ par value per share)				
Founder Shareholders				
James J Hickman			79.5%	79.5%
Michael L Shuler			4%	4%
Jeffrey M Anderson			2%	2%
Ybet Villacorta			2%	2%
Company Employee Pool			10%	10%
________				___%
________				___%
________				___%
UCFRF			2.5%	2.5%
Warrants Outstanding			None	___%
Stock Options				
Outstanding			None	___%
Unallocated Shares under Plan			None	___%
Convertible Promissory Notes			None	___%
Preferred Stock ($0 par value per share)			None	
________				___%
________				___%
________				___%
Total			100%	100%

Amendment to Equity Agreement

This Amendment (the "Amendment") to the Equity Agreement (the "Agreement") is effective as of the date of last signature ("Effective Date") by and between Hesperos, Inc., a Delaware corporation authorized to conduct business in Florida as a foreign corporation, having an office and place of business at 12501 Research Parkway, Suite 100, Orlando, Florida 32826 (the "Company") and the University of Central Florida Research Foundation, Inc., having an address and place of business at 12201 Research Parkway, Suite 501, Orlando, Florida, 32826 ("UCFRF"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

WHEREAS, the Company and UCFRF entered into the Agreement effective as of October 6, 2015;

WHEREAS, UCFRF desires the Company to have a public securities offering (the "IPO") and, in connection with such IPO, the parties desire to amend the Agreement;

WHEREAS, the Company agrees that the IPO will qualify as an Eligible Financing;

NOW, THEREFORE, in consideration of the mutual covenants and agreement of terms set forth herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. The foregoing recitals are true and correct and are hereby incorporated by reference.

2. Completion of the IPO is a condition precedent to the validity and enforceability of this Amendment and failure to complete the IPO within twelve (12) months from the Effective Date will render this Amendment null and void ab initio.

3. UCFRF hereby agrees to limit its right under Section 5 of the Agreement to receive additional shares of the Company's common stock as anti-dilution protection as a result of the consummation of the IPO to an amount that does not exceed 30,000 shares of the Company's common stock.

4. UCFRF acknowledges that it has no registration or co-sale rights with respect to shares of common stock of the Company. UCFRF hereby waives any such registration or co-sale rights that may arise in connection with the IPO pursuant to Section 9(a) of the Agreement or any other provision of the Agreement or any other agreement as of the date hereof.

5. Except as expressly provided in this Amendment, all other terms, conditions and provisions of the Agreement shall continue in full force and effect as provided therein.

[*Signatures on following page.*]

IN WITNESS WHEREOF, the parties hereto have caused these presents to be signed by their respective duly authorized officers.

UNIVERSITY OF CENTRAL FLORIDA RESEARCH FOUNDATION, INC.	HESPEROS, INC.
Signature: Svetlana Shtrom Digitally signed by Svetlana Shtrom Date: 2022.04.27 09:49:56 -04'00'	Signature: [signature]
Name: Dr. Svetlana Shtrom	Name: Michael L. Shuler
Title: Vice President for Technology Transfer	Title: President
Date: April 27, 2022	Date: April 26, 2022